UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  February 28, 2018

Item 1. Report to Stockholders.

Advantus Dynamic Managed Volatility Fund
Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund
Institutional Class Shares – VMEIX

Advantus Strategic Dividend Income Fund
Institutional Class Shares – VSDIX

Semi-Annual Report

www.advantusfunds.com	February 28, 2018

ADVANTUS FUNDS

April 20, 2018

Advantus Dynamic Managed Volatility Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2017 and ending February 28, 2018, the Advantus Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class returned 7.20%, outperforming the DMV Benchmark return of 5.53%. The DMV Benchmark is a custom benchmark for the DMV Fund developed by Advantus Capital Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 11.32% compared to the Fund’s custom benchmark realized volatility of 7.28%. For comparison, the S&P 500 Index (dividend adjusted) was up 10.82% with a volatility of 12.15% over of the same period. The Class A shares were absorbed into the Institutional shares on December 26, 2017.

STRATEGY UPDATE

During the first five months of this period, the S&P 500 continued its sleepy plod upward, returning 15.07% with 6.40% volatility. Similarly, the VIX averaged 10.5 over the same time period. As such, the Fund maintained an equity allocation between 80.3% and 82.0% during this time. In early February, the S&P 500 saw consecutive downward moves of -2.1% and -4.0%, and an accompanying escalation of realized and implied volatility. The Fund equity allocation was, over the course of eight days, reduced from 81.4% to 35.1%.  It closed the period at 35.2%.

MARKET SECTOR UPDATE

Through most updates we have penned for the Fund—going back to September of 2015—we have addressed the suspiciously calm, and suspiciously resilient, equity market. September, 2015 saw an escalation of volatility during the Chinese currency scare (i.e. unexpected yuan devaluation), but the S&P 500 found its footing after losing just 12%. Similarly, a commodity crisis threw another jolt into financial markets early in 2016, but again the S&P 500 found support 14% off of the previous high, and with an underwhelming 24% realized one-month volatility. BREXIT, North Korean missile tests, and an actual (though brief) government shutdown in January, 2018 were all similar non-events.

In this period, we saw another market shock, the unwind of the “short volatility” trade that become so popular in the last few years. Whether through writing options or shorting VIX futures, many retail and institutional investors piled onto the vol-selling bandwagon. For example, the ETN XIV carried a continuous short position in various VIX futures and, over the two years ending December 31,2017, returned 128.5% annually. Whoever took the opposite side of this trade had as a likely natural hedge a long position in equity. Thus, as more assets flowed into short volatility trades, more assets also went long equity hedges. We believe this interaction created something of a positive feedback loop. On February 1, 2018, XIV had approximately $1.9B in assets. On February 2, with the VIX spiking and this feedback loop running in reverse, XIV lost 14%. The next business day—February 5—XIV lost 96% as the VIX doubled.  XIV was liquidated shortly thereafter.

This more robust volatility flare has materially reduced the assets in volatility-shorting strategies. In addition, both the Federal Reserve and BOJ have tightened their respective monetary policies. The Federal Reserve hiked its short-term rate another 25 bps in December, and also increased its balance sheet runoff to $20B per month in January. The Bank of Japan (BOJ) announced that it would reduce its asset purchases by $10B yen per month in January, and its balance sheet actually shrank from November to December (http://www.businessinsider.com/

ADVANTUS FUNDS

the-bank-of-japan-quietly-made-a-big- change-to-its-monetary-policy-program-2018-1), the first such decrease since 2012. The European Central Bank (ECB) had already announced that it would reduce its monthly asset purchases by 50%—60B to 30B euros—in 2018, and they also followed through on that monetary tightening step.

OUTLOOK

Over the last few letters, we have contrasted our short term view—extremely easy money available to the market, and adequate economic growth, being supportive of equity valuations—with our long term view—extremely elevated asset valuations and a business cycle that, after almost nine years, must turn eventually. The recent cracks in the market we highlighted give us pause, and make us ask whether or not we have hit a new volatility regime. In addition, dynamics within the market suggest volatility may be persistently higher. Consider the average three-month correlation between all S&P 500 sector indexes; this metric can give a broad picture of the dispersion of stocks within the S&P 500. This metric hit 14.3% on November 20, 2017, its lowest value since the data series beginning (January 9, 2002). In the 67 subsequent days, this metric rose to 62.9%, and that 48.6% increase is the largest in any 67 day period going back to the same start date. Finally, note that large increases in this average correlation* within the S&P 500 typically coincide with elevated volatility.

This equity behavior, combined with the three major central banks all entering tightening phases of their respective monetary policies, and specifically a Federal Reserve hiking rates into an ever flatter yield curve, suggest to us that we will continue to see elevated equity volatility in the near term. Again, longer term, we see much more downside risk than upside potential left in the domestic equity market.

We will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility will be high, and aim to re-risk when we believe volatility will be low.

ADVANTUS FUNDS

April 20, 2018

Advantus Managed Volatility Equity Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the period September 1, 2017 and ending February 28, 2017, the Advantus Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class returned 3.44%, outperforming the MVE Benchmark return of 3.04%. The MVE Benchmark is a custom benchmark for the MVE Fund developed by Advantus Capital Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 8.24%, as compared to the MVE Benchmark realized volatility of 7.08%. For comparison, the S&P 500 Index (dividend adjusted) was up 10.82% with a volatility of 12.15% over of the same period. The Class A shares were absorbed into the Institutional shares on December 26, 2017.

STRATEGY UPDATE

During the first five months of this period, the S&P 500 continued its sleepy plod upward, returning 15.07% with 6.40% volatility. Similarly, the VIX averaged 10.5 over the same time period. The international equity market also saw realized volatility below historic norms during these five months. As such, the Fund maintained an equity allocation between 88.9% and 99.0% during this time.

In early February, the S&P 500 saw consecutive downward moves of -2.1% and -4.0%, and an accompanying escalation of realized and implied volatility. The Fund equity allocation was, over the course of five days, reduced from 93.75% to 66.86%.  It closed the period at 73.44%.

MARKET SECTOR UPDATE

Through most updates we have penned for the Fund—going back to September of 2015—we have addressed the suspiciously calm, and suspiciously resilient, equity market. September, 2015 saw an escalation of volatility during the Chinese currency scare (i.e. unexpected yuan devaluation), but the S&P found its footing after losing just 12%. Similarly, a commodity crisis threw another jolt into financial markets early in 2016, but again the S&P found support 14% off of the previous high, and with an underwhelming 24% realized one-month volatility. BREXIT, North Korean missile tests, and an actual (though brief) government shutdown in January, 2018 were all similar non-events.

In this period, we saw another market shock, the unwind of the “short volatility” trade that become so popular in the last few years. Whether through writing options or shorting VIX futures, many retail and institutional investors piled onto the vol-selling bandwagon. For example, the ETN XIV carried a continuous short position in various VIX futures and, over the two years ending December 31,2017, returned 128.5% annually. Whoever took the opposite side of this trade had as a likely natural hedge a long position in equity. Thus, as more assets flowed into short volatility trades, more assets also went long equity hedges. We believe this interaction created something of a positive feedback loop. On February 1, 2018, XIV had approximately $1.9B in assets. On February 2, with the VIX spiking and this feedback loop running in reverse, XIV lost 14%. The next business day—February 5—XIV lost 96% as the VIX doubled.  XIV was liquidated shortly thereafter.

ADVANTUS FUNDS

This more robust volatility flare has materially reduced the assets in volatility-shorting strategies. In addition, both the Federal Reserve and BOJ have tightened their respective monetary policies. The Federal Reserve hiked its short-term rate another 25 bps in December, and also increased its balance sheet runoff to $20B per month in January. The BOJ announced that it would reduce its asset purchases by $10B yen per month in January, and its balance sheet actually shrunk from November to December (http://www.businessinsider.com/the-bank-of-japan-quietly-made-a-big-change-to-its-monetary-policy- program-2018-1), the first such decrease since 2012. The European Central Bank (ECB) had already announced that it would reduce its monthly asset purchases by 50%—60B to 30B euros—in 2018, and they also followed through on that monetary tightening step.

OUTLOOK

Over the last few letters, we have contrasted our short term view—extremely easy money available to the market, and adequate economic growth, being supportive of equity valuations—with our long term view—extremely elevated asset valuations and a business cycle that, after almost nine years, must turn eventually. The recent cracks in the market we highlighted give us pause, and make us ask whether or not we have hit a new volatility regime. In addition, dynamics within the market suggest volatility may be persistently higher. Consider the average three-month correlation between all S&P 500 sector indexes; this metric can give a broad picture of the dispersion of stocks within the S&P 500. This metric hit 14.3% on November 20, 2017, its lowest value since the data series beginning (January 9, 2002). In the 67 subsequent days, this metric rose to 62.9%, and that 48.6% increase is the largest in any 67 day period going back to the same start date. Finally, note that large increases in this average correlation within the S&P 500 typically coincide with elevated volatility.

This equity behavior, combined with the three major central banks all entering tightening phases of their respective monetary policies, and specifically a Federal Reserve hiking rates into an ever flatter yield curve, suggest to us that we will continue to see elevated equity volatility in the near term. Again, longer term, we see much more downside risk than upside potential left in the domestic equity market.

We will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility will be high, and aim to re-risk when we believe volatility will be low.

ADVANTUS FUNDS

April 20, 2018

Advantus Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA, Lowell Bolken, CFA, and Craig Stapleton, CFA
Advantus Capital Management

FUND PERFORMANCE UPDATE

For the 6-month period ending February 28, 2018, the return of the Advantus Strategic Dividend Income Fund’s Institutional Class was -8.55%, underperforming its custom benchmark’s return of –7.48%. The S&P 500 Index (dividend adjusted) was up 10.84% during the same period. The Fund’s dividend yield was consistent with expectations. Volatility, which had been at or near that of the S&P 500 during 2017, returned to the expected range of 70-80% below the broader market during the period. Note that the custom benchmark was refined for 2018, with only the Real Estate Investment Trust (“REIT”) index within the benchmark effected. An alternative and more widely used REIT index replaced the previously used index, which also more closely aligned with the Fund’s strategy. The asset allocation weightings for all sectors, including REITs, remained the same as in the previous benchmark.

MARKET SECTOR UPDATE

The period began in a generally positive environment with improving GDP and corporate earnings growth. Volatility for the broader equity market was historically low, owing to a sustained period of relatively low inflation and interest rates in combination with this steady growth.

However, the focus began to change, first in December as the U.S. Congress passed the Tax Cuts and Jobs Act (TCJA). This transformed a period of tax legislative uncertainty into generally bullish investor expectations, culminating with an all-time high on the S&P 500 on January 26. The bond market yields predictably rose in this risk-on environment from a low of 2.04% on the ten-year Treasury during the period to a level of 2.95% high in February. A rapid rise in interest rates generally has a negative influence initially on the Fund’s major asset classes; however, the trend began to turn in the final week in February.

The second significant market move occurred at the end of January. Volatility returned to the market in dramatic fashion as the S&P 500 plummeted 10% over the period of 2 weeks. We believe that the inflation-signaling wage growth embedded in the early February non-farm payroll report partially fueled this movement.  Volatility indices spiked on that day, and the elevated level continued through February.

Although energy commodity prices initially had a positive effect on the Energy performance, the aforementioned rise in interest rates and spike in volatility threw a headwind into the group generally, erasing what was a 10% total return at one point during the period to a negative 5%. We continue to focus on midstream companies that have rationalized their cost structure and balance sheets with sustainable dividend growth and strong cash flow coverage. A shift from a Master Limited Partnership (“MLP”) structure to a corporate structure, now catching favor in the industry, has been a recent focus.

REIT returns also fell victim to the slow upward march of interest rates, despite delivering what we viewed as solid fundamental fourth quarter results. Although retailers remains under the gun with tenant bankruptcies continuing, positive growth continues for the retail REITs in the backdrop Mergers and Acquisitions (M&A) chatter due to relatively low valuations. Other sectors that the investors viewed as negatively impacted by late

ADVANTUS FUNDS

cycle competitive supply deliveries, such apartments and self-storage, proved resilient. The sectors most sensitive to interest rates –  healthcare, net lease, and commercial mortgage – had among the worst performance among the REIT universe.

Though Utilities also fell out of favor with interest rate pressure, their defensive nature began to reappear in late February. This defensiveness amidst uncertainty remains a crucial component to our overall diverse portfolio.

STRATEGY

During the period, our exposure to REITs declined, mainly as we exited the most interest rate sensitive sectors. To slightly offset these sales, we added to sectors we felt could sustain higher relative growth, such as office, industrial, data centers, hotels, towers, and timber. MLP holdings were reduced early in the period, but as prices cheapened later in the year, we increased the overall weight to roughly flat versus the beginning of the period. The Utility underweight to start the period narrowed as share prices fell into our previous target ranges.

The best contributor to performance was the Utility sector, where security selection was strong. The Energy sector also had positive relative performance, largely due to stock picks in names where growth was reasonably priced. The fixed income portfolio also performed well, owing to the outperformance of the corporate bond holdings.  Positive REIT and Preferred Equity sector allocation could not overcome the underperformance of the interest-rate sensitive holdings within these sectors.

OUTLOOK

Subsequent to the end of the reporting period, further clouds have appeared on the horizon for equity investors. Though the Federal Reserve’s move in March was as expected, the out year projections implied more hawkishness than the market had anticipated. In addition, President Trump presented a much more protectionist stance; first by threatening tariffs with steel and aluminum imports, but subsequently, further penalties directed at China and other countries. Finally, the Tech sector lost momentum, partially due to privacy concerns attributed to some of the larger players. This has continued the equity market correction. Though the bond market has rallied, the resulting 20 basis point drop in the ten-year Treasury bond yield did not appear to us to represent a rotation such as the equity market would suggest. As such, sectors such as REITs and Utilities have shown signs of their defensive and low-beta historical characteristics by outperforming the broader market over this short term.

Though the long-term direction of interest rates is unpredictable, we believe it is more likely that volatility will stay elevated, particularly as we approach the mid-term elections. The current backdrop of high volatility, risk-off (defensive), and benign interest rate movement to the upside fits well within the defined strategy of our Fund. In addition, we feel that the TCJA had a negligible impact on our Funds’ non-corporate investment universe relative to the broader market, as a provision was included to deduct 20% of the income on pass-through businesses. To the extent that it advances economic growth, it should be regarded as a positive.

Though MLPs are under pressure due to industry regulatory issues, we see growth at a reasonable price in certain high quality names. REITs present opportunities where investors have overly discounted growth opportunities. Utilities have corrected to a degree, presenting a better return opportunity while retaining their defensive characteristics. We feel that REITs, MLPs, and Utilities are driven by differing economic forces and market fundamentals, and continue to see opportunity to adjust exposures within a diversified real asset strategy. Finally, we expect the fund to return to lower than broader equity market volatility if a more normal and/or heightened level of equity volatility continues.

ADVANTUS FUNDS

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Short term performance in particular is not a good indication of the fund’s future performance and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Advantus, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The SDI Benchmark is a custom benchmark created by Advantus, it is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS (registered symbol) utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). FTSE NAREIT Equity REITs Index – an index of publicly traded U.S. real estate equity securities.

ADVANTUS FUNDS

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The FTSE (Financial Times Stock Exchange) 100 Index is a market-capitalization weighted index of UK-listed blue chip companies. The index is part of the FTSE UK Series and is designed to measure the performance of the 100 largest companies traded on the London Stock Exchange that pass screening for size and liquidity. FTSE 100 constituents are all traded on the London Stock Exchange’s SETS trading system.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. The EAFE acronym stands for Europe, Australasia and Far East.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite is calculated under a market capitalization weighted methodology index.

*Correlation is an average of all the unique S&P GICS sector-to-sector 3-month correlations, based on daily returns.

It is not possible to invest directly in an index.

A basis point is a common unit of measurement for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote percentage change in a financial instrument.

Price/Earnings Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Standard deviation measures the dispersion of a set of data from its mean.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a prospectus.

The Advantus Funds are distributed by Quasar Distributors, LLC.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2018 (Unaudited)

	One Year	Since Inception(1)
Dynamic Managed Volatility Fund	12.30%	12.21%
S&P 500 Index(2)	17.10%	18.81%
Advantus DMV Benchmark(3)	10.26%	11.70%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	The Advantus DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. This Index cannot be invested in directly.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 28, 2018 (Unaudited)

	One Year	Since Inception(1)
Managed Volatility Equity Fund	10.09%	9.50%
S&P 500 Index(2)	17.10%	18.81%
Advantus MVE Benchmark(3)	8.98%	11.34%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Advantus MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return % – As of February 28, 2018 (Unaudited)

	One Year	Three Years	Five Years	Since Inception(1)
Strategic Dividend Income Fund	-7.68%	-1.09%	4.01%	5.06%
S&P 500 Index(2)	17.10%	11.14%	14.73%	14.74%
Advantus SDI Benchmark(3)	-7.19%	0.57%	4.67%	5.22%

(1)	September 12, 2012.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Advantus SDI Benchmark is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS FUNDS

Expense Example (Unaudited)
February 28, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2017 – February 28, 2018).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Advantus Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2017	2/28/2018	9/1/2017 to 2/28/2018(1)
Dynamic Managed Volatility Fund Actual(2)	$1,000.00	$1,072.00	$2.83
Dynamic Managed Volatility Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 28, 2018 of 7.20% for the Fund.

ADVANTUS FUNDS

Expense Example (Unaudited) – Continued
February 28, 2018

Advantus Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2017	2/28/2018	9/1/2017 to 2/28/2018(3)
Managed Volatility Equity Fund Actual(4)	$1,000.00	$1,034.40	$2.77
Managed Volatility Equity Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.07	$2.76

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended February 28, 2018 of 3.44% for the Fund.

Advantus Strategic Dividend Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/2017	2/28/2018	9/1/2017 to 2/28/2018(5)
Strategic Dividend Income Fund Actual(6)	$1,000.00	$ 914.50	$4.22
Strategic Dividend Income Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.38	$4.46

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.89% for the Fund multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended February 28, 2018 of (8.55)% for the Fund.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Sector Allocation (Unaudited)
As of February 28, 2018(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 28, 2018(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	42.1%
Credit Suisse Mortgage Trust, Series 2015-GLPA, 4.138%, 11/15/2037	1.9%
E*TRADE Financial, 2.950%, 08/24/2022	1.2%
Abbott Laboratories, 4.750%, 04/15/2043	0.8%
Florida Gas Transmission, 4.350%, 07/15/2025	0.8%
Amgen, 5.700%, 02/01/2019	0.8%
Sherwin-Williams, 3.950%, 01/15/2026	0.8%
Valero Energy, 3.650%, 03/15/2025	0.8%
Essex Portfolio, 3.500%, 04/01/2025	0.8%
CBS, 3.500%, 01/15/2025	0.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Sector Allocation (Unaudited)
As of February 28, 2018(1)
(% of net assets)

Fund Holdings (Unaudited)
As of February 28, 2018(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	32.3%
iShares MSCI EAFE Minimum Volatility Fund	25.1%
iShares Core High Dividend Fund	17.6%
iShares MSCI Emerging Markets Minimum Volatility Fund	6.1%
iShares Short Maturity Bond Fund	5.0%
iShares MSCI Germany Fund	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of February 28, 2018(1)
(% of net assets)

Top Ten Equity Holdings (Unaudited)
As of February 28, 2018(1)(2)
(% of net assets)

Simon Property Group	3.0%
Crown Castle International	2.1%
Prologis	2.1%
U.S. Treasury Bond, 2.375%, 01/15/2025	2.0%
Digital Realty Trust	1.8%
Exelon	1.8%
MPLX	1.6%
Brookfield Infrastructure Partners	1.5%
Sabra Health Care	1.5%
Brandywine Realty Trust	1.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
EXCHANGE TRADED FUND – 42.1%
iShares Core S&P 500 ETF (a)(b)
(Cost $11,612,019)	60,491	$16,534,610

	Par
CORPORATE BONDS – 28.1%

Airlines – 0.6%
British Airways
Series 2013-1
4.625%, 12/20/2025 (c)	$209,384	218,188

Banks – 3.0%
Astoria Financial
3.500%, 06/08/2020	250,000	250,416
Barclays
4.375%, 01/12/2026 (d)	200,000	200,831
JPMorgan Chase
4.500%, 01/24/2022	250,000	261,545
PNC Bank
2.450%, 07/28/2022	250,000	242,709
Synchrony Bank
3.000%, 06/15/2022	250,000	244,405
		1,199,906
Chemicals – 0.8%
Sherwin-Williams
3.950%, 01/15/2026	300,000	303,085

Consumer Discretionary – 0.7%
CBS
3.500%, 01/15/2025	300,000	294,713

Consumer Staples – 0.6%
CVS Caremark
6.943%, 01/10/2030	215,527	244,414

Diversified Financial Services – 3.7%
American Express
2.500%, 08/01/2022	250,000	242,013
E*TRADE Financial
2.950%, 08/24/2022	500,000	487,642
First American Financial
4.600%, 11/15/2024	200,000	201,664

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Par	Value
CORPORATE BONDS – 28.1% (Continued)

Diversified Financial Services – 3.7% (Continued)
Invesco Financial
3.750%, 01/15/2026 (d)	$250,000	$251,838
Total System Services
4.800%, 04/01/2026	250,000	262,638
		1,445,795
Energy – 3.3%
Florida Gas Transmission
4.350%, 07/15/2025 (c)	300,000	311,283
ONEOK
4.000%, 07/13/2027	250,000	246,770
Phillips 66
4.650%, 11/15/2034	200,000	210,671
Valero Energy
3.650%, 03/15/2025	300,000	298,280
Williams Partners
3.750%, 06/15/2027	250,000	242,097
		1,309,101
Health Care – 0.8%
Abbott Laboratories
4.750%, 04/15/2043	300,000	315,822

Industrial – 1.8%
Stanley Black & Decker
2.451%, 11/17/2018	200,000	199,493
Textron
4.000%, 03/15/2026	250,000	252,638
Tyco Electronics Group
3.700%, 02/15/2026 (d)	250,000	253,187
		705,318
Insurance – 4.3%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)	250,000	245,464
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	213,084
Hanover Insurance Group
4.500%, 04/15/2026	250,000	254,381
Horace Mann Educators
4.500%, 12/01/2025	250,000	253,278

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Par	Value
CORPORATE BONDS – 28.1% (Continued)

Insurance – 4.3% (Continued)
Liberty Mutual Group
4.250%, 06/15/2023 (c)	$250,000	$257,513
Manulife Financial
4.150%, 03/04/2026 (d)	250,000	255,893
Old Republic International
4.875%, 10/01/2024	200,000	210,568
		1,690,181
Pharmaceuticals – 0.8%
Amgen
5.700%, 02/01/2019	300,000	308,404

Real Estate Investment Trusts – 3.2%
Alexandria Real Estate Equities
4.300%, 01/15/2026	200,000	203,338
Essex Portfolio
3.500%, 04/01/2025	300,000	295,650
Healthcare Trust of America Holdings
3.750%, 07/01/2027	250,000	242,797
Host Hotels & Resorts
Series F
4.500%, 02/01/2026	250,000	254,220
Kimco Realty
3.400%, 11/01/2022	250,000	251,005
		1,247,010
Technology – 0.8%
Hewlett Packard Enterprise
4.900%, 10/15/2025	100,000	103,817
Juniper Networks
4.500%, 03/15/2024	200,000	206,111
		309,928
Telecommunications – 2.1%
AT&T
4.500%, 05/15/2035	300,000	290,822
Comcast
4.650%, 07/15/2042	250,000	259,881
Verizon Communications
5.250%, 03/16/2037	250,000	265,758
		816,461

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Par	Value
CORPORATE BONDS – 28.1% (Continued)

Transportation – 1.1%
Kansas City Southern
4.300%, 05/15/2043	$250,000	$245,788
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	200,769
		446,557
Utilities – 0.5%
Oglethorpe Power
4.250%, 04/01/2046	200,000	189,229
Total Corporate Bonds
(Cost $10,958,248)		11,044,112

MORTGAGE BACKED SECURITY – 1.9%

Commercial – 1.9%
Credit Suisse Mortgage Trust
Series 2015-GLPA, Class C
4.138%, 11/15/2037 (c)(e)
(Cost $755,340)	750,000	764,269

	Contracts	Notional
PURCHASED CALL OPTIONS – 0.2%
SPDR S&P 500 ETF Trust
Expiration: March 2018, Exercise Price: $275.00	142	$3,905,000	25,560
Expiration: March 2018, Exercise Price: $278.00	426	11,842,800	35,358
Total Purchased Call Options
(Cost $99,311)			60,918

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
SHORT-TERM INVESTMENT – 27.4%
First American Government Obligations Fund, Class Z, 1.25% (f)
(Cost $10,745,175)	10,745,175	$10,745,175
Total Investments – 99.7%
(Cost $34,170,093)		39,149,084
Other Assets and Liabilities, Net – 0.3%		128,504
Total Net Assets – 100.0%		$39,277,588

(a)
A portion of this security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts. As of February 28, 2018, the fair value of the collateral was $16,534,610.

(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of February 28, 2018, the fair value of these investments were $1,752,022, or 4.5% of total net assets.

(d)	The Fund had $1,207,213 or 3.1% of net assets in foreign securities at February 28, 2018.
(e)	Variable rate security – The coupon is based on an underlying pool of loans.
(f)	The rate shown is the annualized seven day effective yield as of February 28, 2018.

Schedule of Open Futures Contracts (Unaudited)
February 28, 2018

Futures Contracts Sold
	Number of				Unrealized
	Contracts	Expiration	Notional	Fair	Appreciation
Description	Sold	Date	Amount	Value	(Depreciation)
CME S&P 500 Index	4	March 2018	$2,714,400	$33,100	$(40,664)
U.S. Treasury 10 Year
Note Futures	17	March 2018	2,051,156	(4,516)	61,308
					$20,644

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 90.0%
iShares Core High Dividend Fund	76,922	$6,625,292
iShares MSCI EAFE Minimum Volatility Fund (a)	129,076	9,431,583
iShares MSCI Emerging Markets Minimum Volatility Fund	37,416	2,290,233
iShares MSCI Germany Fund	45,276	1,468,301
iShares MSCI USA Minimum Volatility Fund (a)(b)	232,699	12,168,994
iShares Short Maturity Bond Fund	37,505	1,882,001
Total Exchange Traded Funds (Cost $28,275,843)		33,866,404

	Contracts	Notional
PURCHASED CALL OPTIONS – 0.0%
CBOE S&P 500 Index
Expiration: March 2018, Exercise Price: $2,760.00
Total Purchased Call Options (Cost $26,849)	21	$5,796,000	3,098

	Shares
SHORT-TERM INVESTMENT – 9.7%
First American Government Obligations Fund, Class Z, 1.25% (c)
(Cost $3,638,793)	3,638,793	3,638,793
Total Investments – 99.7% (Cost $31,941,485)		37,508,295
Other Assets and Liabilities, Net – 0.3%		117,268
Total Net Assets – 100.0%		$37,625,563

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)
A portion of this security has been deposited as initial margin on open futures contracts, and another portion is designated as collateral for futures contracts. As of February 28, 2018, the fair value of the collateral was $6,275,900.

(c)	The rate shown is the annualized seven day effective yield as of February 28, 2018.

Schedule of Open Futures Contracts (Unaudited)
February 28, 2018

Futures Contracts Sold
	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Sold	Date	Amount	Value	Depreciation
E-mini S&P 500 Index	32	March 2018	$4,343,040	$52,960	$(180,565)

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
REIT COMMON STOCKS – 48.0%

Health Care – 5.4%
HCP	11,938	$258,338
Healthcare Trust of America, Class A	35,714	887,493
LTC Properties	4,400	162,580
National Health Investors	3,681	238,786
OMEGA Healthcare Investors	6,978	177,799
Physicians Realty Trust	23,715	340,785
Sabra Health Care REIT	65,699	1,108,999
Welltower	15,131	794,378
		3,969,158
Hotels – 3.7%
Apple Hospitality	23,100	392,469
Chatham Lodging Trust	3,490	63,483
Chesapeake Lodging Trust	1,525	39,437
Hersha Hospitality Trust	7,900	132,720
Hospitality Properties Trust	27,400	697,056
Host Hotels & Resorts	38,000	705,280
Ryman Hospitality Properties	3,300	227,568
Summit Hotel Properties	32,500	428,025
		2,686,038
Industrial – 5.6%
Duke Realty	13,282	328,995
EastGroup Properties	2,200	178,266
Industrial Logistics Properties Trust	32,700	656,616
Liberty Property Trust	8,900	349,414
Prologis	25,201	1,529,196
STAG Industrial	45,584	1,037,948
		4,080,435
Mortgage – 2.2%
Blackstone Mortgage Trust, Class A	24,047	746,659
Ladder Capital	7,497	110,731
Starwood Property Trust	37,600	761,400
		1,618,790
Multi-Family – 6.0%
American Campus Communities	19,400	707,712
AvalonBay Communities	6,900	1,076,538
Camden Property Trust	12,478	994,621

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
REIT COMMON STOCKS – 48.0% (Continued)

Multi-Family – 6.0% (Continued)
Mid-America Apartment Communities	3,879	$332,896
Sun Communities	6,409	561,172
UDR	20,800	699,296
		4,372,235
Net Lease – 1.5%
Agree Realty	21,812	1,027,345
EPR Properties	1,115	64,258
		1,091,603
Office – 5.8%
Alexandria Real Estate Equities	4,900	594,419
Brandywine Realty Trust	70,800	1,108,728
Corporate Office Properties Trust	7,160	178,714
Government Properties Income Trust	21,300	292,236
Highwoods Properties	24,800	1,066,648
Hudson Pacific Properties	13,100	413,567
SL Green Realty	6,600	639,672
		4,293,984
Other – 8.1%
Colony NorthStar, Class A	47,411	368,858
CoreSite Realty	4,100	384,785
CubeSmart	10,800	289,548
CyrusOne	11,249	561,325
Digital Realty Trust	13,412	1,349,784
Extra Space Storage	7,443	633,027
Hannon Armstrong Sustainable Infrastructure Capital	18,600	327,360
Iron Mountain	14,200	446,732
OUTFRONT Media	13,100	268,681
Public Storage	2,300	447,212
Uniti Group	22,512	345,559
Weyerhaeuser Company	15,300	535,959
		5,958,830
Retail – 7.6%
Federal Realty Investment Trust	1,300	148,122
GGP	25,400	537,718
Macerich	3,200	188,608
National Retail Properties	9,300	346,332
Regency Centers	7,900	459,069

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
REIT COMMON STOCKS – 48.0% (Continued)

Retail – 7.6% (Continued)
Retail Opportunity Investments	59,836	$1,026,786
Simon Property Group	14,200	2,179,842
STORE Capital	11,400	271,776
Weingarten Realty Investors	15,221	412,945
		5,571,198
Telecommunications – 2.1%
Crown Castle International	14,200	1,562,852
Total REIT Common Stocks
(Cost $35,235,899)		35,205,123

OTHER COMMON STOCKS – 13.7%

Energy – 1.3%
Kinder Morgan	21,400	346,680
ONEOK	5,100	287,283
Targa Resources	6,900	308,085
		942,048
Infrastructure – 2.1%
Brookfield Infrastructure Partners (a)	27,500	1,109,350
Macquarie Infrastructure Company	10,000	405,000
		1,514,350
Real Estate Operating Company – 0.8%
Brookfield Property Partners (a)	29,423	589,931

Telecommunications – 0.3%
Verizon Communications	4,900	233,926

Utilities – 9.2%
AES	78,000	847,860
American Electric Power Company	8,010	525,296
CMS Energy	3,400	144,330
Dominion Resources	9,470	701,443
DTE Energy	2,547	256,687
Exelon	36,100	1,337,144
Great Plains Energy	20,600	600,490
NRG Yield – Class A	49,600	762,848
Pinnacle West Capital	3,800	292,448
Sempra Energy	900	98,082

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
OTHER COMMON STOCKS – 13.7% (Continued)

Utilities – 9.2% (Continued)
South Jersey Industries	33,941	$889,593
Southern Company	2,000	86,120
WEC Energy Group	3,600	215,712
		6,758,053
Total Other Common Stocks
(Cost $9,609,505)		10,038,308

MASTER LIMITED PARTNERSHIPS – 12.4%

Energy – 12.4%
Cheniere Energy Partners	16,300	477,916
Energy Transfer Partners	52,156	949,761
Enterprise Products Partners	37,984	965,553
Equity Midstream Partners	4,790	294,681
Genesis Energy	17,600	351,296
Magellan Midstream Partners	11,601	724,598
MPLX	34,918	1,205,719
NextEra Energy Partners	16,700	655,308
PBF Logistics	29,700	580,635
Plains All American Pipeline	26,300	554,930
Spectra Energy Partners	5,710	224,346
Sprague Resources	18,075	429,281
Tallgrass Energy Partners	5,500	210,925
Valero Energy Partners	9,101	350,661
Western Gas Partners	11,495	535,092
Williams Partners	15,661	567,555
Total Master Limited Partnerships
(Cost $8,166,616)		9,078,257

	Par
U.S. GOVERNMENT SECURITIES – 11.0%

U.S. Treasury Bonds – 11.0%
1.250%, 07/15/2020 (b)	$565,200	581,265
1.125%, 01/15/2021 (b)	563,475	576,748
0.625%, 07/15/2021 (b)	546,900	553,222
0.125%, 07/15/2022 (b)	536,010	529,946
0.125%, 01/15/2023 (b)	427,212	419,319
0.375%, 07/15/2023 (b)	529,665	526,979

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Par	Value
U.S. GOVERNMENT SECURITIES – 11.0% (Continued)

U.S. Treasury Bonds – 11.0% (Continued)
0.125%, 07/15/2024 (b)	$1,116,097	$1,086,317
2.375%, 01/15/2025 (b)	1,307,840	1,460,688
0.375%, 07/15/2025 (b)	415,824	408,412
0.625%, 01/15/2026 (b)	570,631	567,684
3.875%, 04/15/2029 (b)	749,800	995,413
2.125%, 02/15/2040 (b)	285,145	354,963
Total U.S. Government Securities
(Cost $8,265,311)		8,060,956

	Shares
REIT PREFERRED STOCKS – 10.4%

Hotels – 3.5%
Hersha Hospitality Trust, Series E, 6.500%	15,100	346,847
LaSalle Hotel Properties, Series I, 6.375%	26,100	632,925
Pebblebrook Hotel Trust, Series D, 6.375%	16,400	405,162
Summit Hotel Properties, Series C, 7.125%	6,057	151,788
Summit Hotel Properties, Series D, 6.450%	15,671	389,268
Summit Hotel Properties, Series E, 6.250%	10,100	245,430
Sunstone Hotel Investors, Series E, 6.950%	14,817	376,055
		2,547,475
Industrial – 0.2%
Stag Industrial, Series C, 6.875%	5,800	147,146

Net Lease – 0.6%
EPR Properties, Series G, 5.750%	19,100	437,390

Office – 1.2%
PS Business Parks, Series U, 5.750%	14,130	350,283
PS Business Parks, Series W	20,500	490,770
		841,053
Other – 1.3%
Colony NorthStar, Class H, 7.125%	33,400	795,922
Digital Realty Trust, Series I, 6.350%	6,200	162,192
		958,114
Retail – 2.9%
CBL & Associates Properties, Series E, 6.625%	9,400	157,356
Investors Real Estate Trust, Series C, 6.625%	11,122	264,481
Kimco Realty, Series K, 5.625%	12,333	297,595

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
REIT PREFERRED STOCKS – 10.4% (Continued)

Retail – 2.9% (Continued)
National Retail Properties, Series E, 5.700%	21,641	$526,958
Pennsylvania Real Estate Investment Trust, Series D, 6.875%	18,000	382,500
Saul Centers, Series C, 6.875%	5,872	147,241
Saul Centers, Series D, 6.125%	13,600	334,152
		2,110,283
Single-Family – 0.7%
American Homes 4 Rent, Series F, 5.875%	22,800	547,428
Total REIT Preferred Stocks
(Cost $7,829,576)		7,588,889

	Par
CORPORATE BONDS – 2.1%

Real Estate – 0.4%
CyrusOne LP / CyrusOne Finance
5.000%, 03/15/2024	$300,000	303,000

Telecommunications – 0.7%
AT&T
4.450%, 04/01/2024	500,000	515,922

Utilities – 1.0%
NRG Energy
6.625%, 01/15/2027	650,000	674,375

Total Corporate Bonds
(Cost $1,474,519)		1,493,297

	Shares
CLOSED-END FUND – 0.7%
Blackrock Floating Rate Income Strategies Fund
(Cost $466,272)	35,522	515,069

OTHER PREFERRED STOCK – 0.6%

Energy – 0.6%
Kinder Morgan, Series A, 9.750%
(Cost $666,317)	13,890	462,815

EXCHANGE TRADED FUND – 0.4%
PowerShares DB Commodity Index Tracking Fund (c)
(Cost $212,647)	16,400	272,240

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments (Unaudited)
February 28, 2018

		Fair
	Shares	Value
SHORT-TERM INVESTMENT – 1.1%
First American Government Obligations Fund, Class Z, 1.25% (d)
(Cost $820,947)	820,947	$820,947
Total Investments – 100.4%
(Cost $72,747,609)		73,535,901
Other Assets and Liabilities, Net – (0.4)%		(268,933)
Total Net Assets – 100.0%		$73,266,968

(a)	The Fund had $1,699,281 or 2.3% of net assets in foreign securities at February 28, 2018.
(b)
U.S. Treasury inflation-protected security (TIPS).  TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)	Non-income producing security.
(d)	The rate shown is the annualized seven day effective yield as of February 28, 2018.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Assets and Liabilities (Unaudited)
February 28, 2018

	Dynamic	Managed	Strategic
	Managed	Volatility	Dividend
	Volatility Fund	Equity Fund	Income Fund
ASSETS:
Investments, at fair value:
(cost $34,170,093, $31,941,485, and $72,747,609, respectively)	$39,149,084	$37,508,295	$73,535,901
Receivable for investment securities sold	—	—	345,411
Receivable for capital shares sold	5	75,200	45,427
Dividends & interest receivable	122,229	3,293	131,578
Return of capital receivable	—	—	36,551
Variation margin receivable	28,584	52,960	—
Prepaid expenses	5,181	12,024	25,428
Total assets	39,305,083	37,651,772	74,120,296
LIABILITIES:
Payable for capital shares redeemed	209	—	—
Payable for investment securities purchased	—	—	788,287
Payable to adviser, net	402	862	26,036
Payable for fund administration & accounting fees	9,514	8,639	15,263
Payable for compliance fees	1,572	1,573	1,642
Payable for custody fees	1,398	1,736	4,883
Payable for transfer agent fees and expenses	—	953	1,501
Payable to trustees	299	353	391
Accrued expenses	14,101	12,093	15,325
Total liabilities	27,495	26,209	853,328
NET ASSETS	$39,277,588	$37,625,563	$73,266,968
NET ASSETS CONSIST OF:
Paid-in capital	$33,540,773	$31,472,905	$73,712,380
Accumulated undistributed net investment income (loss)	61,889	(24,199)	(801,340)
Accumulated undistributed net realized gain (loss) on investments	675,291	790,612	(432,364)
Net unrealized appreciation on investments	4,978,991	5,566,810	788,292
Net unrealized appreciation (depreciation) on futures contracts	20,644	(180,565)	—
Net Assets	$39,277,588	$37,625,563	$73,266,968
Shares issued and outstanding(1)	3,253,581	3,153,593	7,294,697
Net asset value, offering price, and redemption price per share	$12.07	$11.93	$10.04

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Operations (Unaudited)
For the Period Ended February 28, 2018

	Dynamic	Managed	Strategic
	Managed	Volatility	Dividend
	Volatility Fund	Equity Fund	Income Fund
INVESTMENT INCOME:
Dividends income	$154,651	$372,254	$1,320,032
Distributions received from master limited partnerships	—	—	426,411
Less: return of capital distributions	—	—	(426,411)
Net distributions from master limited partnerships	—	—	—
Interest income	283,007	20,198	99,470
Total investment income	437,658	392,452	1,419,502

EXPENSES:
Advisory fees (See note 5)	123,950	137,961	304,456
Fund administration & accounting fees (See note 5)	40,144	37,329	49,481
Federal & state registration fees	22,922	17,931	8,554
Transfer agent fees (See note 5)	16,175	20,998	20,966
Audit fees	9,412	8,646	8,952
Compliance fees (See note 5)	4,816	4,816	4,887
Trustee fees (See note 5)	4,510	4,593	4,608
Custody fees (See note 5)	3,474	3,718	10,947
Other	3,074	3,231	4,148
Legal fees	2,854	2,854	2,854
Postage & printing fees	1,454	2,288	2,686
Distribution fees – Class A (See note 6)(1)	1,054	2,719	2,655
Total expenses before waiver/reimbursement	233,839	247,084	425,194
Less: waiver/reimbursement by adviser	(128,731)	(127,679)	(65,602)
Net expenses	105,108	119,405	359,592
NET INVESTMENT INCOME	332,550	273,047	1,059,910

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	557	995,428	(30,022)
Net realized gain on futures contracts	1,499,283	252,939	—
Net realized loss on purchased option contracts	(21,413)	(52,710)	—
Net realized gain on written option contracts	—	28,277	—
Net change in unrealized appreciation (depreciation) on investments	997,143	310,434	(7,900,798)
Net change in unrealized depreciation on futures contracts	(185,547)	(227,882)	—
Net realized and unrealized gain (loss) on investments	2,290,023	1,306,486	(7,930,820)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,622,573	$1,579,533	$(6,870,910)

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2018	Year Ended
	(Unaudited)	August 31, 2017
OPERATIONS:
Net investment income	$332,550	$541,141
Net realized gain (loss) on investments	557	(2,464)
Net realized gain on futures contracts	1,499,283	1,411,116
Net realized loss on purchased option contracts	(21,413)	(141,662)
Net realized gain on written option contracts	—	10,758
Net change in unrealized appreciation of investments	997,143	1,793,396
Net change in unrealized appreciation (depreciation) on futures contracts	(185,547)	167,059
Net increase in net assets resulting from operations	2,622,573	3,779,344

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	—	194,927
Proceeds from reinvestment of distributions	1,270	4,388
Cost of shares exchanged for Institutional Class shares	(292,813)	—
Payments for shares redeemed	(62,504)	(94,546)
Increase (Decrease) in net assets resulting from Class A transactions	(354,047)	104,769
Institutional Class:
Proceeds from shares sold	1,029,012	4,957,132
Proceeds from reinvestment of distributions	2,254,634	480,263
Cost of shares issued in exchange for Class A shares	292,813	—
Payments for shares redeemed	(315,082)	(1,207,403)
Increase in net assets resulting from Institutional Class transactions	3,261,377	4,229,992
Net increase in net assets resulting from capital share transactions	2,907,330	4,334,761

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(1,270)	(4,388)
Institutional Class	(365,670)	(482,140)
From net realized gains
Class A(1)	—	—
Institutional Class	(1,904,482)	—
Total distributions to shareholders	(2,271,422)	(486,528)

TOTAL INCREASE IN NET ASSETS	3,258,481	7,627,577

NET ASSETS:
Beginning of period	36,019,107	28,391,530
End of period, including accumulated undistributed
net investment income of $61,889 and $96,279, respectively.	$39,277,588	$36,019,107

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2018	Year Ended
	(Unaudited)	August 31, 2017
OPERATIONS:
Net investment income	$273,047	$881,812
Net realized gain on investments	995,428	—
Net realized gain on futures contracts	252,939	394,958
Net realized loss on purchased option contracts	(52,710)	(301,630)
Net realized gain on written option contracts	28,277	33,121
Net change in unrealized appreciation of investments	310,434	3,054,302
Net change in unrealized appreciation (depreciation) on futures contracts	(227,882)	12,852
Net increase in net assets resulting from operations	1,579,533	4,075,415

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	222,782	1,431,547
Proceeds from reinvestment of distributions	8,054	45,075
Cost of shares exchanged for Institutional Class shares	(3,350,703)	—
Payments for shares redeemed	(319,077)	(449,699)
Increase (Decrease) in net assets resulting from Class A transactions	(3,438,944)	1,026,923
Institutional Class:
Proceeds from shares sold	5,212,374	16,549,215
Proceeds from reinvestment of distributions	292,369	802,911
Cost of shares issued in exchange for Class A shares	3,350,703	—
Payments for shares redeemed	(16,776,061)	(5,789,618)
Increase (Decrease) in net assets resulting from Institutional Class transactions	(7,920,615)	11,562,508
Net increase (decrease) in net assets resulting from capital share transactions	(11,359,559)	12,589,431

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(8,214)	(46,014)
Institutional Class	(305,976)	(818,854)
Total distributions to shareholders	(314,190)	(864,868)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,094,216)	15,799,978

NET ASSETS:
Beginning of period	47,719,779	31,919,801
End of period, including accumulated undistributed
net investment income (loss) of $(24,199) and $16,944, respectively.	$37,625,563	$47,719,779

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2018	Year Ended
	(Unaudited)	August 31, 2017
OPERATIONS:
Net investment income	$1,059,910	$1,647,790
Net realized gain (loss) on investments	(30,022)	2,152,023
Net realized gain on written option contracts	—	2,556
Net change in unrealized appreciation (depreciation) on investments	(7,900,798)	(2,697,672)
Net increase (decrease) in net assets resulting from operations	(6,870,910)	1,104,697

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	100,112	63,252
Proceeds from reinvestment of distributions	921	5,107
Cost of shares exchanged for Institutional Class shares	(338,879)	—
Payments for shares redeemed	(10,741)	(193,794)
Decrease in net assets resulting from Class A transactions	(248,587)	(125,435)
Institutional Class:
Proceeds from shares sold	630,077	8,087,997
Proceeds from reinvestment of distributions	927,204	1,007,191
Cost of shares issued in exchange for Class A shares	338,879	—
Payments for shares redeemed	(6,569,743)	(10,046,259)
Decrease in net assets resulting from Institutional Class transactions	(4,673,583)	(951,071)
Net decrease in net assets resulting from capital share transactions	(4,922,170)	(1,076,506)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(940)	(5,416)
Institutional Class	(700,208)	(1,773,254)
From net realized gains
Class A(1)	—	—
Institutional Class	(1,003,640)	—
Total distributions to shareholders	(1,704,788)	(1,778,670)

TOTAL DECREASE IN NET ASSETS	(13,497,868)	(1,750,479)

NET ASSETS:
Beginning of period	86,764,836	88,515,315
End of period, including accumulated undistributed
net investment loss of $(801,340) and $(1,160,102), respectively.	$73,266,968	$86,764,836

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

	Six Months Ended			For The Period
	February 28, 2017	Year Ended		Inception through
	(Unaudited)	August 31, 2017		August 31, 2016(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$11.95	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.11	0.19		0.16
Net realized and unrealized
gain on investments	0.75	1.12		0.81
Total from investment operations	0.86	1.31		0.97

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.17)		(0.14)
From net capital gains	(0.62)	—		(0.02)
Total distributions	(0.74)	(0.17)		0.16
Net asset value, end of period	$12.07	$11.95		$10.81

TOTAL RETURN(3)	7.20%	12.27%		9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$39.3	$35.6		$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.23%	1.36%		1.55%
After expense reimbursement(5)	0.55%	0.55%		0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	1.07%	0.87%		0.62%
After expense reimbursement(5)	1.75%	1.68%		1.62%

Portfolio turnover rate(3)	0%	0	%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

	Six Months Ended			For The Period
	February 28, 2017	Year Ended		Inception through
	(Unaudited)	August 31, 2017		August 31, 2016(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$11.62	$10.85		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.08	0.23		0.15
Net realized and unrealized
gain on investments	0.32	0.77		0.86
Total from investment operations	0.40	1.00		1.01

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.23)		(0.15)
From net capital gains	—	—		—
From return of capital	—	—		(0.01)
Total distributions	(0.09)	(0.23)		(0.16)
Net asset value, end of period	$11.93	$11.62		$10.85

TOTAL RETURN(3)	3.44%	9.36%		10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$37.6	$44.4		$29.9

Ratio of expenses to average net assets(5):
Before expense reimbursement(4)	1.15%	1.22%		1.67%
After expense reimbursement(4)	0.55%	0.55%		0.55%

Ratio of net investment income to average net assets(5):
Before expense reimbursement(4)	0.68%	1.48%		0.40%
After expense reimbursement(4)	1.28%	2.15%		1.52%

Portfolio turnover rate(3)	9%	0	%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Does not include income and expenses of investment companies in which the Fund invests.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

	Six Months					For The Period
	Ended	Year	Year	Year	Year	Inception
	February 28,	Ended	Ended	Ended	Ended	through
	2018	August 31,	August 31,	August 31,	August 31,	August 31,
	(Unaudited)	2017	2016	2015	2014	2013(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$11.21	$11.27	$10.46	$11.91	$10.22	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.13	0.21	0.24	0.23	0.34	0.29
Net realized and unrealized
gain (loss) on investments and
translations of foreign currency	(1.07)	(0.04)	1.39	(0.94)	1.90	0.24
Total from investment operations	(0.94)	0.17	1.63	(0.71)	2.24	0.53

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.23)	(0.31)	(0.28)	(0.32)	(0.31)
From net capital gains	(0.14)	—	(0.51)	(0.46)	(0.23)	— (3)
Total distributions	(0.23)	(0.23)	(0.82)	(0.74)	(0.55)	(0.31)
Net asset value, end of period	$10.04	$11.21	$11.27	$10.46	$11.91	$10.22

TOTAL RETURN(4)	(8.55)%	1.59%	16.59%	(6.42)%	22.78%	5.23%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$73.3	$86.5	$88.1	$75.2	$86.5	$60.2

Ratio of expenses to average net assets:
Before expense reimbursement(5)	1.05%	1.07%	1.09%	1.07%	1.07%	1.22%
After expense reimbursement(5)	0.89%	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before expense reimbursement(5)	2.44%	1.83%	1.99%	1.85%	2.99%	2.79%
After expense reimbursement(5)	2.60%	1.95%	2.13%	1.97%	3.11%	3.06%

Portfolio turnover rate(4)	29%	74%	82%	73%	65%	37%

(1)	Inception date of the Fund was September 12, 2012.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited)
February 28, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Advantus Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Advantus Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), and Advantus Strategic Dividend Income Fund (“Strategic Dividend Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  Costs incurred by the Funds in connection with the organization and initial public offerings of shares were paid by Advantus Capital Management, Inc. (the “Adviser”).  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015.  The Dynamic Managed Volatility Fund currently only offers Institutional Class Shares.  Effective November 22, 2017, the Dynamic Managed Volatility Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015.  The Managed Volatility Equity Fund currently only offers Institutional Class Shares.  Effective November 22, 2017, the Managed Volatility Equity Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The investment objective of the Strategic Dividend Income Fund is above average income and long-term growth of capital.  The Strategic Dividend Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Strategic Dividend

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

Income Fund’s total assets to real estate securities. The Strategic Dividend Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), Treasury inflated-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012.  The Strategic Dividend Income Fund currently only offers Institutional Class Shares.  Effective November 22, 2017, the Strategic Dividend Income Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended February 28, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended February 28, 2018, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the period ended February 28, 2018, the Funds did not incur any interest or penalties.  The Dynamic Managed Volatility Fund and Managed Volatility Equity Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.  Each of the tax years in the four-year period ended August 31, 2017 remains subject to examination by taxing authorities for the Strategic Dividend Income Fund.

Security transactions, income and distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Funds will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLP and Real Estate Investment Trust (“REIT”) investments, derivatives and the deferral of wash sales.  Where such differences are permanent in nature, GAAP

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Distributions received from the Strategic Dividend Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Strategic Dividend Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Strategic Dividend Income Fund.  Generally, 100% of the distributions received from MLPs is recorded as return of capital and is reflected as such on the Statement of Operations.

Distributions received from the Strategic Dividend Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Strategic Dividend Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Strategic Dividend Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Strategic Dividend Income Fund shareholder may represent a return of capital.

Futures Contracts and Options on Futures Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.  Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At February 28, 2018, the Funds did not hold any illiquid securities.

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLP’s and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of February 28, 2018:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$16,534,610	$—	$—	$16,534,610
Corporate Bonds	—	11,044,112	—	11,044,112
Short-Term Investment	10,745,175	—	—	10,745,175
Mortgage Backed Security	—	764,269	—	764,269
Purchased Call Options	60,918	—	—	60,918
Total investments in securities	$27,340,703	$11,808,381	$—	$39,149,084

As of February 28, 2018, the Fund’s investments in other financial instruments* were classified as follows:

Short Futures Contracts	$20,644	$—	$—	$20,644

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,866,404	$—	$—	$33,866,404
Short-Term Investment	3,638,793	—	—	3,638,793
Purchased Call Options	3,098	—	—	3,098
Total investments in securities	$37,508,295	$—	$—	$37,508,295

As of February 28, 2018, the Fund’s investments in other financial instruments* were classified as follows:

Short Futures Contracts	$(180,565)	$—	$—	$(180,565)

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

Strategic Dividend Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$35,205,123	$—	$—	$35,205,123
Other Common Stocks	10,038,308	—	—	10,038,308
Master Limited Partnerships	9,078,257	—	—	9,078,257
U.S. Government Securities	—	8,060,956	—	8,060,956
REIT Preferred Stocks	7,031,939	556,950	—	7,588,889
Corporate Bonds	—	1,493,297	—	1,493,297
Short-Term Invesment	820,947	—	—	820,947
Closed End Fund	515,069	—	—	515,069
Other Preferred Stock	462,815	—	—	462,815
Exchange Traded Fund	272,240	—	—	272,240
Total investments in securities	$63,829,860	$9,706,041	$—	$73,535,901

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.  Transfers between levels are recognized at the end of the reporting period.  During the period ended February 28, 2018, the Dynamic Managed Volatility Fund and Managed Volatility Equity Fund recognized no transfers between levels.  As of February 28, 2018, the Strategic Dividend Income Fund transferred two securities with a total value of $780,071 out of Level 2 and into Level 1 due to a change from a mean price to a close price and transferred two securities out of Level 1 and into Level 2 due to a change from a close price to a mean price.  As of February 28, 2018, the Funds did not hold any Level 3 securities.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

For the period ended February 28, 2018, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$13,124	$—	$12,725,075	$(2,551,458)
Managed Volatility Equity Fund	5,911	(2,139)	2,743,883	(723,840)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 28, 2018 on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$—	futures contracts**	$(40,664)
Interest Rate Contracts – Futures		61,308		—
Equity Contracts – Purchased Options	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	investments	—	investments	(38,393)
Total		$61,308		$(79,057)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation Margin is presented on the Statements of Assets and Liabilities.

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$—	futures contracts**	$(180,565)
Equity Contracts – Purchased Options	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation		depreciation
	on investments	—	on investments	(23,751)
Total		$—		$(204,316)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation Margin is presented on the Statements of Assets and Liabilities.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

The effect of Derivative Instruments on the Statements of Operations for the period ended February 28, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Options	Options
Interest Rate Contracts	$33,925	$—	$—	$—	$—	$—
Equity Contracts	1,465,358	(21,413)	—	252,939	(52,710)	28,277
Total	$1,499,283	$(21,413)	$—	$252,939	$(52,710)	$28,277

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased		Purchased
hedging instruments under ASC 815	Futures	Options	Futures	Options
Interest Rate Contracts	$69,594	$—	$—	$—
Equity Contracts	(255,141)	(25,804)	(227,882)	(15,634)
Total	$(185,547)	$(25,804)	$(227,882)	$(15,634)

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of February 28, 2018.

Dynamic Managed Volatility Fund

Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$33,100	$(4,516)	$28,584	$—	$—	$28,584
Liabilities:
Futures Contracts	$4,516	$(4,516)	$—	$—	$—	$—

Managed Volatility Equity Fund
Gross Amounts Not Offset in
Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts	$52,960	$—	$52,960	$—	$—	$52,960

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis.  As of February 28, 2018, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Strategic Dividend Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.55%
Managed Volatility Equity Fund	0.55%
Strategic Dividend Income Fund	0.75%	*

* Prior to December 29, 2017, the rate was 0.95% for the Strategic Dividend Income Fund.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period thirty-six months following the date on which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  During the period ended February 28, 2018, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	March 2018-	September 2018-	September 2019-	September 2020-
Fund	August 2018	August 2019	August 2020	February 2021
Dynamic Managed Volatility Fund	$—	$244,455	$261,877	$128,731
Managed Volatility Equity Fund	—	235,317	277,285	127,679
Strategic Dividend Income Fund	55,410	114,838	99,204	65,602

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended February 28, 2018 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the period ended February 28, 2018, the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund paid $822 and $2,436, respectively, to Minnesota Life.

6.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Class A.  The Plan permits Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Class A average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the periods ended February 28, 2018, the Funds incurred the following expenses pursuant to the plan:

Fund	Amount
Dynamic Managed Volatility Fund	$1,054
Managed Volatility Equity Fund	$2,719
Strategic Dividend Income Fund	$2,655

As described in Note 1, each Fund’s Class A was closed as of December 26, 2017, and there will be no further 12b-1 fees accrued in the Funds.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
	For the		For the
	Period Ended	Year Ended	Period Ended	Year Ended
	February 28, 2018	August 31, 2017	February 28, 2018	August 31, 2017
Class A(1):
Shares sold	—	18,267	18,878	129,954
Shares issued to holders in
reinvestment of dividends	106	393	691	4,130
Shares exchanged for
Institutional Class shares	(23,012)	—	(275,746)	—
Shares redeemed	(5,217)	(8,161)	(26,546)	(41,050)
Increase (Decrease) in Class A
shares outstanding	(28,123)	10,499	(282,723)	93,034
Institutional Class:
Shares sold	84,284	441,353	435,460	1,521,604
Shares issued to holders in
reinvestment of dividends	186,709	43,064	24,525	73,340
Shares issued in exchange for
Investor Class shares	22,995	—	275,388	—
Shares redeemed	(25,357)	(107,624)	(1,405,233)	(523,721)
Increase (Decrease) in Institutional
Class shares outstanding	268,631	376,793	(669,860)	1,071,223
Net increase (decrease)
in shares outstanding	240,508	387,292	(952,583)	1,164,257

(1)	Class A shares converted to Institutional Class shares on December 26, 2017.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

	Strategic Dividend Income Fund
	For the
	Period Ended	Year Ended
	February 28, 2018	August 31, 2017
Class A(1):
Shares sold	9,035	5,717
Shares issued to holders in reinvestment of dividends	83	464
Shares exchanged for Institutional Class shares	(30,600)	—
Shares redeemed	(973)	(17,764)
Decrease in Class A shares outstanding	(22,455)	(11,583)
Institutional Class:
Shares sold	57,573	742,547
Shares issued to holders in reinvestment of dividends	84,231	91,562
Shares issued in exchange for Investor Class shares	30,619	—
Shares redeemed	(593,259)	(937,627)
Decrease in Institutional Class shares outstanding	(420,836)	(103,518)
Net decreased in shares outstanding	(443,291)	(115,101)

(1)	Class A shares converted to Institutional Class shares on December 26, 2017.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the periods ended February 28, 2018, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$—	$2,200,000	$—	$12,350
Managed Volatility Equity Fund	—	—	3,407,711	14,195,211
Strategic Dividend Income Fund	—	—	23,732,427	28,264,560

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2017, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$4,010,113	$(12,590)	$3,997,523	$32,058,743
Managed Volatility Equity Fund	5,265,159	(33,955)	5,231,204	42,966,852
Strategic Dividend Income Fund	10,670,650	(2,225,223)	8,445,427	78,320,318

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to derivatives for the Dynamic Managed Volatility Fund and Managed Volatility Equity Fund.

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Strategic Dividend Income Fund.

At August 31, 2017, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$606,392	$781,749	$—	$3,997,523	$5,385,664
Managed Volatility Equity Fund	16,944	—	(360,833)	5,231,204	4,887,315
Strategic Dividend Income Fund	—	844,961	(1,160,102)	8,445,427	8,130,286

As of August 31, 2017, the Managed Volatility Equity Fund had short-term capital loss carryovers of $108,287 and long-term capital loss carryovers of $252,546, which will be permitted to be carried over for an unlimited period.  During the year ended August 31, 2017, the Managed Volatility Equity Fund and Strategic Dividend Income Fund utilized capital loss carry forwards in the amount of $(131,184) and $(1,585,830), respectively.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2016, respectively. For the taxable year ended August 31, 2017, the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and the Strategic Dividend Income Fund did not defer any qualified late year losses.

For the period ended February 28, 2018, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$1,121,575	$1,149,847	$2,271,422
Managed Volatility Equity Fund	314,190	—	314,190
Strategic Dividend Income Fund	896,960	807,828	1,704,788

For the year ended August 31, 2017, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$486,528	$—	$486,528
Managed Volatility Equity Fund	864,868	—	864,868
Strategic Dividend Income Fund	1,674,960	103,710	1,778,670

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

ADVANTUS FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 28, 2018

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2018, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	88.6%
Managed Volatility Equity Fund	Pershing LLC	76.5%
Strategic Dividend Income Fund	Minnesota Life Insurance Company	34.0%
Strategic Dividend Income Fund	Comerica Bank (FBO)	27.9%

11.  SUBSEQUENT EVENTS

On March 28, 2018, the Dynamic Managed Volatility Fund paid an income distribution in the amount of $165,390 or $0.0508 per share.

On March 28, 2018, the Managed Volatility Equity Fund paid an income distribution in the amount of $82,932 or $0.0260 per share.

On March 28, 2018, the Strategic Dividend Income Fund paid an income distribution in the amount of $364,819 or $0.0500 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS FUNDS

Additional Information (Unaudited)
February 28, 2018

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
ADVANTUS CAPITAL MANAGEMENT, INC.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Advantus Capital Management, Inc. (“Advantus” or the “Adviser”) regarding the Advantus Strategic Dividend Income Fund, Advantus Dynamic Managed Volatility Fund and Advantus Managed Volatility Equity Fund (each, a “Fund,” and together, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Advantus and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Advantus with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Advantus; (3) the costs of the services provided by Advantus and the profits realized by Advantus from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fees for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Advantus resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Advantus, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Advantus set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Advantus performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Advantus provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with its investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions effected by Advantus on behalf of the Funds; (5) selecting broker-dealers to

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2018

execute orders on behalf of the Funds; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust, and with applicable securities laws.  The Trustees noted Advantus’ strong capitalization and the fact that it is a wholly-owned subsidiary of Securian Financial Group, Inc., and Advantus’ significant assets under management, exceeding $40 billion as of September 30, 2017.  The Trustees also considered each portfolio manager’s experience managing the types of securities in which their respective Fund invests.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Advantus provides to the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Advantus.  In assessing the quality of the portfolio management delivered by Advantus, the Trustees considered the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to one or more appropriate benchmark indices, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Advantus manages utilizing similar investment strategies as that of the Fund. When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from the funds in the peer group.

•
Advantus Strategic Dividend Income Fund.  The Trustees considered that the Fund had underperformed its Morningstar peer group median and average over the year-to-date, one-year, three-year and five-year periods ended October 31, 2017, ranking in the 97th, 99th, 93rd and 94th percentiles of the peer group, respectively, over those periods.  The Trustees also noted that the Fund had underperformed both its S&P 500 benchmark and secondary custom blended benchmark over the same periods. The Trustees considered that, over all relevant periods, the Fund produced positive total returns.  In addition, the Trustees observed that the Fund’s performance over all relevant time periods was closely aligned with the performance of the composite of separately managed accounts that Advantus manages utilizing a similar investment strategy to that of the Fund.

•
Advantus Dynamic Managed Volatility Fund.  The Trustees considered that the Fund had significantly outperformed its Morningstar peer group median and average over the year-to-date and one-year periods ended October 31, 2017, ranking in the 4th and 3rd percentiles of the peer group, respectively, over those periods. The Trustees also noted that the Fund had underperformed the S&P 500 benchmark but outperformed its custom blended index for the same periods.  The Trustees also took into account that the Fund achieved a positive return from its September 29, 2015 inception through December 31, 2017. In addition, the Trustees observed that the Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Advantus manages utilizing a similar investment strategy to that of the Fund.

•
Advantus Managed Volatility Equity Fund.  The Trustees considered that the Fund had outperformed its Morningstar peer group over the year-to-date and one-year periods ended October 31, 2017, ranking in the 20th and 35th percentiles of the peer group, respectively, over those periods. The Trustees also noted that the Fund had underperformed the S&P 500 benchmark and outperformed its custom index over those periods.  The Trustees also took into account that the Fund achieved a positive return from its September 29, 2015 inception through December 31, 2017. In addition, the Trustees observed that the Managed Volatility Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Advantus manages utilizing a similar investment strategy to that of the Fund.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2018

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fees that each Fund pays to Advantus under the Investment Advisory Agreement, as well as Advantus’ profitability from services that it rendered to the Funds during the 12 month period ended September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Advantus’ compensation and that Advantus has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in each Fund’s prospectus.  The Trustees took into account that while the management fees that Advantus charges to separately managed accounts with similar investments strategies to those of the Funds are generally equal to or lower, depending on asset levels, than the advisory fee for the corresponding Fund, Advantus has additional responsibilities with respect to each Fund that warrant the higher fees. The Trustees noted that these additional responsibilities include more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional legal and regulatory compliance obligations, additional shareholder servicing obligations, and the preparation of Board and shareholder materials.  The Trustees concluded that Advantus’ relationship with the Advantus Strategic Dividend Income Fund yields a reasonable profit but that the service relationship with the other Funds had not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in the same Morningstar categories. The Trustees noted:

•
Advantus Strategic Dividend Income Fund.  The Trustees noted the Fund’s advisory fee was significantly higher than the average and median management fees reported for the Morningstar peer group, but also considered the differences between the strategy and portfolio composition of the Fund and the majority of funds that comprise the benchmark category, including the fact that the Fund’s strategy is less focused on bonds than many of the funds comprising the benchmark category.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category. The Trustees also noted that the total expenses of the of the Fund were lower than the peer group median and average when limited to funds with similar assets sizes to the Fund. The Trustees also took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the benchmark category.

•
Advantus Dynamic Managed Volatility Fund.  The Trustees noted the Fund’s advisory fee was significantly lower than the peer group average and median management fees.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were significantly lower than average and median total expenses reported for the benchmark category.

•
Advantus Managed Volatility Equity Fund. The Trustees noted the Fund’s advisory fee was significantly lower than the peer group average and median management fees and was in the first percentile for the peer group.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were significantly lower than the peer group average and median total expenses.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Advantus’ advisory fee with respect to each Fund continues to be reasonable.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2018

Economies of Scale.  The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees noted that given each Fund’s current asset levels and, except for the Advantus Strategic Dividend Income Fund, low advisory fees relative to their respective benchmark categories, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered Advantus had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with each Fund. The Trustees considered the extent to which Advantus utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Advantus does not use affiliated brokers to execute the portfolio transactions of the Funds. While the Trustees noted Rule 12b-1 fees may be paid to Advantus as compensation for shareholder and distribution services performed on behalf of each Fund, the Trustees also observed that the distribution expenses that Advantus incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees considered that Advantus may receive some form of reputational benefit from its relationships with the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Advantus does not receive additional material benefits from its relationships with the Funds.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
February 28, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

ADVANTUS FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Advantus Capital Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 4, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    May 4, 2018

* Print the name and title of each signing officer under his or her signature.